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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 2003



                                XATA CORPORATION
             (Exact name of registrant as specified in its charter)



               MINNESOTA                                0-27166                              41-1641815
     (State of other jurisdiction                (Commission File No.)              (IRS Employer Identification
           of incorporation)                                                                   Number)


           151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 894-3680

              (Former name, former address and former fiscal year,
                       if changed since last report): N/A




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

On January 30, 2003 we announced our results for the fiscal quarter ended December 31, 2002. Our press release is attached to this report as Exhibit 99.1.

Exhibit No.   Description

99.1          Press Release dated January 30, 2003







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 30, 2003    XATA CORPORATION



                            By:      /s/ John G. Lewis
                                ------------------------------------------------
                                John G. Lewis, Chief Financial Officer
                                (Principal accounting and financial officer)
                                and Authorized Signatory





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